UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported)          October 9, 2007
THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio		45202

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code       (513) 983-1100
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
     On October 9, 2007, The Procter & Gamble Company (the “Company”) issued a news release with respect to Chairman of the Board and Chief Executive Officer A.G. Lafley’s address to the shareholders at the Company’s annual meeting. The Company is furnishing this 8-K pursuant to Item 7.01, “Regulation FD Disclosure.”
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/S/ ERIC J. WUNSCH

Eric J. Wunsch, Assistant Secretary Associate General Counsel October 9, 2007
EXHIBITS
99.     News Release by The Procter & Gamble Company dated October 9, 2007.